Exhibit 32.2


               CERTIFICATION OF CHIEF FINANCIAL OFFICER
                  PURSUANT TO 18 U.S.C. SECTION 1350
   AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report on Form 10-QSB of Weston Technologies Corp. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Isaacs K. Li, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 27, 2004


By: /s/ Isaacs K. Li
-------------------------------------
Isaacs K. Li, Chief Financial Officer